John Hancock Funds II

Amended and Restated Supplement dated October 21, 2010

to the Prospectus dated December 31, 2009

Strategic Bond Fund

Effective October 21, 2010, the fund is closed to unscheduled new investments.

This Supplement replaces the previous supplement dated October 21, 2010 in this regard. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.